SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential,  For Use of the  Commission  Only (as  permitted  by Rule
        14a-6(e)(2))
    [X] Definitive Proxy  Statement
    [ ] Definitive  Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Object Design, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:
*Set forth the amount on which the filing fee is calculated and state how it was determined.
    [ ] Fee paid previously with preliminary materials:

    [ ] Check  box if any part of  the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                               OBJECT DESIGN, INC.
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                             ----------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                January 27, 2000
                             ----------------------

To the Stockholders of Object Design, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Object Design, Inc. (the "Company") will be held at the offices of the Company at 25 Mall Road, Burlington, Massachusetts 01803 on Thursday, January 27, 2000, beginning at 10:00 A.M., local time, for the following purposes:

         1. To act upon a proposal to further amend the Company's Amended and Restated Certificate of Incorporation to change the name of the Company from Object Design, Inc. to eXcelon Corporation (the "Name Change").

         2. To approve an adjournment of the Special Meeting if necessary to permit further solicitation of proxies in the event that there are not sufficient votes to approve the Name Change.

         3. To transact such further business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on December 17, 1999 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Accordingly, only stockholders of record on such date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                      By Order of the Board of Directors,


                                      /s/ John D. Patterson, Jr.
                                      ------------------------------------------
                                      John D. Patterson, Jr.
                                      Secretary

Burlington, Massachusetts
January 3, 2000


                             YOUR VOTE IS IMPORTANT

         The Board of Directors solicits the execution and prompt return of the accompanying proxy. Please sign and return the enclosed proxy, whether or not you plan to attend the Special Meeting.

                               OBJECT DESIGN, INC.
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                                 (781) 674-5000
                               ------------------
                                 PROXY STATEMENT
                              --------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                January 27, 2000

                    PROXY SOLICITATION, VOTING AND REVOCATION

         This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about January 3, 2000 in connection with the solicitation by the Board of Directors of Object Design, Inc. (the "Company") of proxies to be used at a Special Meeting of Stockholders of the Company, to be held on Thursday, January 27, 2000, and at any and all adjournments thereof (the "Special Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares covered by any executed proxy will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Secretary in writing or by attending the Special Meeting and voting in person.

       The proxies will be solicited chiefly by mail. No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                                   RECORD DATE

         The Board of Directors of the Company (the "Board") has fixed the close of business on December 17, 1999 as the record date (the "Record Date") for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only stockholders of record on such Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. At the close of business on the Record Date, there were issued and outstanding 28,773,630 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), each of which is entitled to cast one vote.


                         QUORUM AND TABULATION OF VOTES

         The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum at the Special Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum. In general, abstentions and broker "non-votes" (if applicable) are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date will be required to approve Proposal 1, the Name Change. Abstentions and broker "non-votes" with respect to the proposed Name Change will count as being present and represented at the Special Meeting, but will have the effect of negative votes on Proposal 1.

         The affirmative vote of a majority of the shares of Common Stock present or represented at the Special Meeting and voting is required to approve Proposal 2, the adjournment of the Special Meeting to solicit additional proxies, if necessary. Abstentions and broker "non-votes" with respect to Proposal 2 will count as being present and represented at the Special Meeting. Broker "non-votes" will have no effect on the outcome of this vote. Abstentions will have the effect of negative votes.

         Votes will be tabulated by the Company's transfer agent, EquiServe Limited Partnership. The vote on each matter submitted to the stockholders will be tabulated separately.

PROPOSAL 1 - AMENDMENT TO THE AMENDED AND RESTATED  CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

         On December 8, 1999, the Company's Board of Directors voted to adopt, and submit to the stockholders of the Company for their approval, that the Company's Amended and Restated Certificate of Incorporation be amended by deleting the old Article First and inserting a new Article First in its stead reading "FIRST: That the name of the corporation (the "Corporation") is eXcelon Corporation." (the "Amendment"). If approved at the Special Meeting, the officers of the Company will execute and file with the Secretary of State of Delaware a Certificate of Amendment of the Certificate of Incorporation of the Company setting forth such Amendment and take any and all other actions necessary or appropriate to give effect to such Amendment.

         The Company believes that our repositioning into the B2B (Business to Business) products and services market will be linked with our expertise in XML (extensible markup language) technologies, and products we currently ship with XML capabilities. The Company has been branding the name eXcelon as an XML enabling tool and product for the past nine months, and for this reason the name eXcelon was chosen as the best way to accelerate our repositioning efforts.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO FURTHER AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME.

PROPOSAL 2 - ADJOURNMENT OF THE SPECIAL  MEETING TO PERMIT FURTHER  SOLICITATION
                                   OF PROXIES

         If there are not sufficient votes at the time the Special Meeting is convened to approve Proposal 1, the proposal to amend the Company's charter to change the Company's name, then Proposal 1 could not be approved unless the Special Meeting is adjourned in order to permit further solicitation of proxies. To allow proxies that have been received by the Company at the time of the Special Meeting to be voted for such adjournment, if necessary, the Company is submitting the question of adjournment in those circumstances to its stockholders as a separate Proposal 2 for their consideration. Properly executed proxies will be voted in favor of such an adjournment in those circumstances. If it is necessary to adjourn the Special Meeting and the adjournment is for a period of less than 30 days and a new record date is not fixed, no notice of the time and place of the adjourned meeting is required to be given to stockholders other than an announcement of such time and place at the time of the Special Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of September 30, 1999 by
(i) each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company and each of the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the Company's last fiscal year, and (iv) by all executive officers and directors of the Company as a group.

                                               Shares Beneficially Owned (1),(2)
   Name and Address of Beneficial Owners                        Number   Percent
   -------------------------------------                        ------    ------
Robert N. Goldman                                               2,312,501   7.9%
 Object Design, Inc.
 25 Mall Road
 Burlington, MA 01803

Aeneas Venture Corporation                                      1,742,694   6.0%
 c/o Charlesbank Capital Partners, LLC
 600 Atlantic Avenue, 26th Floor
 Boston, MA 02210

Rockefeller Financial Services                                  1,741,530   6.0%
  30 Rockefeller Plaza
  54th Floor
  New York, NY 10112


Art Marks(3)                                                      891,381   3.1%
New Enterprise Associates
11911 Freedom Drive
One Fountain Square, Suite 580
Reston, VA 20190


Gerald B. Bay(4)                                                  752,335   2.6%
 Vista Management
 27 Newport Street
 Jamestown, RI 02385

Justin J. Perreault (5)                                           398,708   1.4%
Lawrence E. Alston, Jr.                                            62,609     *
Brian W. Otis                                                     174,108     *
Kirk D. Bowman (6)                                                220,565     *
Lacey P. Brandt                                                   126,293     *
Kevin Burns                                                        25,167     *
David A. Litwack                                                   16,834     *
All Directors and executive officers as a group (13 persons)(7) 5,040,271  17.3%
* Less than one percent.

(1) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table. Amounts shown for each stockholder include shares subject to stock options exercisable within 60 days of the date of this table. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days are treated as outstanding only for purposes of determining the number of and percent owned by such person or group. As of September 30, 1999, the date of this table, there were 29,189,377 shares of Common Stock outstanding.

(2) The amounts listed include the following shares of Common Stock that may be acquired on or prior to November 30, 1999 through the exercise of options:
     Mr. Alston, 62,594 shares; Mr. Bay, 114,500 shares; Mr. Bowman, 174,376 shares; Ms. Brandt, 120,625 shares; Mr. Burns, 25,167 shares; Mr. Goldman, 112,501 shares; Mr. Litwack 16,834 shares; Mr. Marks 33,500 shares; Mr. Otis 159,397 shares; and Mr. Perreault 37,500 shares: and all directors and executive officers as a group, 737,288 shares.

(3) Represents 33,500 shares that may be acquired on or prior to November 30, 1999 through the exercise of options held by Mr. Marks, 461,799 of shares owned of record by NEA Partners V, Limited Partnership, 387,500 shares owned of record by New Enterprise Associates VIII, Limited Partnership,
     8,000 shares owned of record by The Silverado Fund I Limited Partnership, and 582 shares owned of record by The NEA Silverado Partners Limited Partnership Shares. As a general partner of New Enterprise Associates ("NEA"), which is the general partner of the aforementioned limited partnerships, Mr. Marks may be deemed to share beneficial ownership of such shares. However, Mr. Marks disclaims beneficial ownership of all aforementioned shares associated with NEA.

(4)  Represents  191,687  shares of  Common  Stock  owned of record by Mr.  Bay,
     114,500 shares that may be acquired on or prior to November 30, 1999 through the exercise of options held by Mr. Bay, 358,323 of shares owned of record by Vista III LP ("Vista") and 87,825 shares owned of record by Philips Venture Fund ("Philips"). As a general partner of Vista who is the general partner of the Philips, Mr. Bay may be deemed to have beneficial ownership of the Vista and Philips shares. However, Mr. Bay disclaims beneficial ownership of shares owned by Vista and Philips.

(5) Mr. Perreault resigned as Chief Executive Officer effective September 30, 1999.

(6)  Mr.  Bowman  resigned  as  Senior  Vice  President  and  General   Manager,
     ObjectStore Division effective September 30, 1999.

(7) Reflects additional executive officers, Dan O'Connor, Senior VP and General Manager, eXcelon Division; Ross Hinchcliffe, VP Worldwide Sales; and Satish Maripuri, VP, Worldwide Consulting; as of September 30, 1999 but not as of the end of the Company's last fiscal year.






                              STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in the proxy materials related to the 2000 Annual Meeting of Stockholders or Special Meeting in lieu thereof must have been received by the Company at its executive offices no later than Wednesday, December 22, 1999. In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such Meeting, even if such item is not to be included in the Company's proxy statement relating to such Meeting. Such notice requirements are set forth in Section 3 of the Company's By-Laws. To bring an item of business before the 2000 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Secretary of the Company no later than Friday, March 24, 2000.

                                  MISCELLANEOUS

       The Board does not intend to present at the Special Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Special Meeting. If any other business should come before the Special Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF DIRECTORS OF OBJECT DESIGN, INC.
                A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH
             THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY
        SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                Please complete and return the proxy card below.

                                   DETACH HERE


                                      PROXY

                               OBJECT DESIGN, INC.

                    Proxy for Special Meeting of Stockholders
                         to be held on January 27, 2000

The undersigned stockholder of Object Design, Inc. (the "Company"), revoking all prior proxies, hereby appoints Robert N. Goldman and Lacey P. Brandt, or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special meeting of Stockholders to be held at the offices of the Company, 25 Mall Road, Burlington, Massachusetts 01803, on Thursday, January 27, 2000, beginning at 10:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Special Meeting dated January 3, 2000 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the Special Meeting or any adjournments thereof. Attendance of the undersigned at the Special Meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR SUCH PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE
                   RECOMMENDATION OF THE BOARD OF DIRECTORS.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   DETACH HERE

[x] Please mark
    votes as in
    this example.


1.  Proposal to approve the further amendment             FOR    AGAINST ABSTAIN
    of the Company's Amended and Restated                 [ ]      [ ]     [ ]
    Certificate of Incorporation to delete the old
    Article First and insert a new Article First in its stead which shall be and read as follows in its entirety:

    "FIRST: That the name of the corporation (the "Corporation") is eXcelon Corporation."

2.  Proposal to adjourn the Special Meeting if            FOR    AGAINST ABSTAIN
    necessary to permit further solicitation of           [ ]      [ ]     [ ]
    proxies as described in the Proxy Statement.



                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                   Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                                   Please sign exactly as name(s) appear(s) on stock certificate. If shares are held by joint tenants, both should sign. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



Signature: _______________________ Date: _________________________


Signature: ________________________Date: _________________________